UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2007

optionsXpress Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32419	20-1444525
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

39 S. LaSalle, Suite 220, Chicago, Illinois		60603
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-630-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 19, 2007, the Registrant released its financial results for the quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This amended version of the original Form 8-K filed April 19,2007 corrects a column header in the balance sheet table of the exhibit. In the balance sheet table, the March 31, 2007 period ending balance sheet is compared to the period ending balance sheet for December 31,2006. The period ending December 31, 2006 was incorrectly labeled in the original Form 8-K as "March 31, 2006". The title above the columns was also changed from "Three Months Ended" to "Period Ending". None of the figures in the balance sheet or any of the other tables were changed. The column header was correct on the original press release.

Item 9.01 Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on April 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

optionsXpress Holdings, Inc.

April 23, 2007	By:	Adam DeWitt

Name: Adam DeWitt
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by the Registrant on April 19, 2007